Exhibit 21.1
Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries
As of March 25, 2021
Griffin-American Healthcare REIT III Holdings, LP (Delaware)
GAHC3 95th Naperville IL MOB, LLC (Delaware)
GAHC3 Acworth GA MOB, LLC (Delaware)
GAHC3 Austell GA MOB, LLC (Delaware)
GAHC3 Batesville MS ALF, LLC (Delaware)
GAHC3 Bennington NE ALF TRS Sub, LLC (Delaware)
GAHC3 Bennington NE ALF, LLC (Delaware)
GAHC3 Bethlehem PA ILF TRS Sub, LLC (Delaware)
GAHC3 Bethlehem PA ILF, LLC (Delaware)
GAHC3 Boyertown PA ALF TRS Sub, LLC (Delaware)
GAHC3 Boyertown PA ALF, LLC (Delaware)
GAHC3 Braintree MA SNF, LLC (Delaware)
GAHC3 Brighton MA SNF, LLC (Delaware)
GAHC3 Bronx NY MOB, LLC (Delaware)
GAHC3 Carolina Commons SC MOB, LLC (Delaware)
GAHC3 Chesterfield Corporate Plaza, LLC (Delaware)
GAHC3 Chorus Senior Housing Portfolio, LLC (Delaware)
GAHC3 Clemmons NC TRS Sub, LLC (Delaware)
GAHC3 Clemmons NC ALF, LP (Delaware)
GAHC3 Cleveland MS ALF, LLC (Delaware)
GAHC3 Delta Valley ALF Portfolio, LLC (Delaware)
GAHC3 Durango CO Medical Center, LLC (Delaware)
GAHC3 Duxbury MA SNF, LLC (Delaware)
GAHC3 East Texas MOB Portfolio, LLC (Delaware)
GAHC3 Elkhart IN ALF TRS Sub, LLC (Delaware)
GAHC3 Elkhart IN ALF, LLC (Delaware)
GAHC3 Elkhart IN ILF TRS Sub, LLC (Delaware)
GAHC3 Elkhart IN ILF, LLC (Delaware)
GAHC3 FM Class B, LLC (Delaware)
GAHC3 Fox Grape SNF Portfolio, LLC (Delaware)
GAHC3 Friendswood TX MOB, LLC (Delaware)
GAHC3 Garner NC TRS Sub, LLC (Delaware)
GAHC3 Garner NC ALF, LP (Delaware)
GAHC3 Glen Burnie MD MOB, LLC (Delaware)
GAHC3 Hingham MA SNF, LLC (Delaware)
GAHC3 Hobart IN ALF TRS Sub, LLC (Delaware)
GAHC3 Hobart IN ALF, LLC (Delaware)
GAHC3 Homewood AL MOB, LLC (Delaware)
GAHC3 Huntersville NC TRS Sub, LLC (Delaware)
GAHC3 Huntersville NC ALF, LP (Delaware)
GAHC3 Independence MOB Portfolio, LLC (Delaware)
GAHC3 IOM Senior Housing Limited (United Kingdom)
GAHC3 Joplin MO MOB, LLC (Delaware)
GAHC3 Keller TX MOB, LLC (Delaware)
GAHC3 King of Prussia PA MOB, LLC (Delaware)
GAHC3 Kingwood MOB Portfolio, LLC (Delaware)
GAHC3 Kingwood TX MOB I, LLC (Delaware)
GAHC3 Kingwood TX MOB II, LLC (Delaware)
GAHC3 Lakeview IN Medical Plaza, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
GAHC3 Lakeview IN MOB JV, LLC (Delaware)
GAHC3 LaPorte IN ALF TRS Sub, LLC (Delaware)
GAHC3 LaPorte IN ALF, LLC (Delaware)
GAHC3 Lee's Summit MO MOB, LLC (Delaware)
GAHC3 Lithonia GA MOB, LLC (Delaware)
GAHC3 Longview TX CSC MOB, LLC (Delaware)
GAHC3 Longview TX Institute MOB, LLC (Delaware)
GAHC3 Longview TX Medical Plaza, LLC (Delaware)
GAHC3 Longview TX Occupational MOB, LLC (Delaware)
GAHC3 Longview TX Outpatient MOB I, LLC (Delaware)
GAHC3 Longview TX Outpatient MOB II, LLC (Delaware)
GAHC3 Marietta GA MOB II, LLC (Delaware)
GAHC3 Marietta GA MOB, LLC (Delaware)
GAHC3 Marshall TX MOB, LLC (Delaware)
GAHC3 Middletown OH MOB, LLC (Delaware)
GAHC3 Middletown OH MOB II, LLC (Delaware)
GAHC3 Mint Hill NC TRS Sub, LLC (Delaware)
GAHC3 Mint Hill NC ALF, LP (Delaware)
GAHC3 Mishawaka IN ALF TRS Sub, LLC (Delaware)
GAHC3 Mishawaka IN ALF, LLC (Delaware)
GAHC3 Mishawaka IN Parcel, LLC (Delaware)
GAHC3 Mooresville NC TRS Sub, LLC (Delaware)
GAHC3 Mooresville NC ALF, LP (Delaware)
GAHC3 Morristown NJ MOB, LLC (Delaware)
GAHC3 Mount Dora FL MOB II, LLC (Delaware)
GAHC3 Mount Dora FL MOB, LLC (Delaware)
GAHC3 Mount Olympia MOB Portfolio, LLC (Delaware)
GAHC3 Mountain Crest Senior Housing Portfolio, LLC (Delaware)
GAHC3 Mt. Juliet TN MOB, LLC (Delaware)
GAHC3 Napa Medical Center, LLC (Delaware)
GAHC3 Naperville MOB Portfolio (Delaware)
GAHC3 Nebraska Senior Housing Portfolio, LLC (Delaware)
GAHC3 New London CT MOB, LLC (Delaware)
GAHC3 Niles MI ALF TRS Sub, LLC (Delaware)
GAHC3 Niles MI ALF, LLC (Delaware)
GAHC3 North Carolina ALF Portfolio, LLC (Delaware)
GAHC3 North Carolina ALF Portfolio GP, LLC (Delaware)
GAHC3 North Raleigh NC TRS Sub, LLC (Delaware)
GAHC3 North Raleigh NC ALF, LP (Delaware)
GAHC3 Norwich CT MOB I, LLC (Delaware)
GAHC3 Norwich CT MOB II, LLC (Delaware)
GAHC3 Norwich CT MOB Portfolio, LLC (Delaware)
GAHC3 Ogden Naperville IL MOB, LLC (Delaware)
GAHC3 Olympia Fields IL MOB, LLC (Delaware)
GAHC3 Omaha NE ALF TRS Sub, LLC (Delaware)
GAHC3 Omaha NE ALF, LLC (Delaware)
GAHC3 Orange Star Medical Portfolio, LLC (Delaware)
GAHC3 Palmyra PA ALF TRS Sub, LLC (Delaware)
GAHC3 Palmyra PA ALF, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
GAHC3 Paoli PA Medical Plaza, LLC (Delaware)
GAHC3 Pennsylvania Senior Housing Portfolio, LLC (Delaware)
GAHC3 Premier Novi MI MOB, LLC (Delaware)
GAHC3 Quincy MA SNF, LLC (Delaware)
GAHC3 Richmond VA ALF TRS Sub, LLC (Delaware)
GAHC3 Richmond VA ALF, LLC (Delaware)
GAHC3 Snellville GA MOB, LLC (Delaware)
GAHC3 Somerville MA MOB, LLC (Delaware)
GAHC3 Southern Illinois MOB Portfolio, LLC (Delaware)
GAHC3 Southgate KY MOB, LLC (Delaware)
GAHC3 Southlake TX Hospital, LLC (Delaware)
GAHC3 Springdale AR ALF, LLC (Delaware)
GAHC3 Stockbridge GA MOB II, LLC (Delaware)
GAHC3 Stockbridge GA MOB III, LLC (Delaware)
GAHC3 Stockbridge GA MOB, LLC (Delaware)
GAHC3 Trilogy JV, LLC (Delaware)
GAHC3 TRS Carolina Holdings, LLC (Delaware)
GAHC3 TRS Chorus Holdings, LLC (Delaware)
GAHC3 TRS Mountain Crest Holdings, LLC (Delaware)
GAHC3 TRS Pennsylvania Holdings, LLC (Delaware)
GAHC3 TRS Rotary Holdings, LLC (Delaware)
GAHC3 U.K. Laverstock Ltd (United Kingdom)
GAHC3 U.K. Senior Care Holding Ltd (United Kingdom)
GAHC3 Verona NJ MOB, LLC (Delaware)
GAHC3 Voorhees NJ MOB, LLC (Delaware)
GAHC3 Wake Forest NC TRS Sub, LLC (Delaware)
GAHC3 Wake Forest NC ALF, LP (Delaware)
GAHC3 Washington DC SNF, LLC (Delaware)
GAHC3 Waterloo IL Dialysis Center, LLC (Delaware)
GAHC3 Waterloo IL MOB & Imaging Center, LLC (Delaware)
GAHC3 Waterloo IL MOB Parcel, LLC (Delaware)
GAHC3 Waterloo IL Surgery Center, LLC (Delaware)
GAHC3 Westbrook CT MOB, LLC (Delaware)
GAHC3 Weymouth MA SNF, LLC (Delaware)
GAHC3 Wharton TX MOB, LLC (Delaware)
GAHC3 Wichita KS MOB, LLC (Delaware)
GAHC3 York PA ALF TRS Sub, LLC (Delaware)
GAHC3 York PA ALF, LLC (Delaware)
Orchard St Albans Housing Portfolio Ltd (United Kingdom)
Paragon Outpatient Rehabilitation Services, LLC (Delaware)
PCA-Corrections, LLC (Kentucky)
Trilogy Briar Hill Medical, LLC (Delaware)
Trilogy Construction LLC (Delaware)
Trilogy Health Services, LLC (Delaware)
Trilogy Healthcare Centers, LLC (Kentucky)
Trilogy Healthcare Holdings, Inc. (Delaware)
Trilogy Healthcare Master Tenant II, LLC (Delaware)
Trilogy Healthcare Master Tenant IV, LLC (Delaware)
Trilogy Healthcare Master Tenant V, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
Trilogy Healthcare Master Tenant VI, LLC (Delaware)
Trilogy Healthcare Master Tenant VII, LLC (Delaware)
Trilogy Healthcare Master Tenant, LLC (Indiana)
Trilogy Healthcare of Allen II, LLC (Delaware)
Trilogy Healthcare of Allen, LLC (Delaware)
Trilogy Healthcare of Anderson, LLC (Delaware)
Trilogy Healthcare of Ann Arbor, LLC (Delaware)
Trilogy Healthcare of Batesville, LLC (Indiana)
Trilogy Healthcare of Battle Creek, LLC (Delaware)
Trilogy Healthcare of Bedford, LLC (Delaware)
Trilogy Healthcare of Bellevue, LLC (Delaware)
Trilogy Healthcare of Belmont, LLC (Delaware)
Trilogy Healthcare of Bloomington, LLC (Delaware)
Trilogy Healthcare of Boonville, LLC (Delaware)
Trilogy Healthcare of Bowling Green, LLC (Delaware)
Trilogy Healthcare of Bullitt, LLC (Delaware)
Trilogy Healthcare of Butler, LLC (Delaware)
Trilogy Healthcare of Carroll, LLC (Delaware)
Trilogy Healthcare of Clermont, LLC (Delaware)
Trilogy Healthcare of Clinton, LLC (Delaware)
Trilogy Healthcare of Columbus, LLC (Delaware)
Trilogy Healthcare of Corydon, LLC (Delaware)
Trilogy Healthcare of Cynthiana, LLC (Delaware)
Trilogy Healthcare of Daviess, LLC (Delaware)
Trilogy Healthcare of Dearborn, LLC (Delaware)
Trilogy Healthcare of Delphos, LLC (Delaware)
Trilogy Healthcare of Elkhart, LLC (Delaware)
Trilogy Healthcare of Evansville RP, LLC (Delaware)
Trilogy Healthcare of Fayette I, LLC (Kentucky)
Trilogy Healthcare of Fayette II, LLC (Delaware)
Trilogy Healthcare of Fayette III, LLC (Kentucky)
Trilogy Healthcare of Ferdinand, LLC (Delaware)
Trilogy Healthcare of Franklin III, LLC (Delaware)
Trilogy Healthcare of Gahanna, LLC (Delaware)
Trilogy Healthcare of Genesee, LLC (Delaware)
Trilogy Healthcare of Glen Ridge, LLC (Delaware)
Trilogy Healthcare of Goshen, LLC (Delaware)
Trilogy Healthcare of Greencastle, LLC (Indiana)
Trilogy Healthcare of Greenfield, LLC (Delaware)
Trilogy Healthcare of Greensburg, LLC (Indiana)
Trilogy Healthcare of Greenville, LLC (Indiana)
Trilogy Healthcare of Hamilton II, LLC (Delaware)
Trilogy Healthcare of Hamilton III, LLC (Delaware)
Trilogy Healthcare of Hamilton, LLC (Delaware)
Trilogy Healthcare of Hancock II, LLC (Delaware)
Trilogy Healthcare of Hancock, LLC (Delaware)
Trilogy Healthcare of Hanover, LLC (Delaware)
Trilogy Healthcare of Henry II, LLC (Indiana)
Trilogy Healthcare of Henry, LLC (Indiana)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
Trilogy Healthcare of Hilliard, LLC (Delaware)
Trilogy Healthcare of Huron, LLC (Delaware)
Trilogy Healthcare of Ingham, LLC (Delaware)
Trilogy Healthcare of Jackson, LLC (Delaware)
Trilogy Healthcare of Jasper, LLC (Delaware)
Trilogy Healthcare of Jefferson II, LLC (Delaware)
Trilogy Healthcare of Jefferson, LLC (Delaware)
Trilogy Healthcare of Kendallville, LLC (Delaware)
Trilogy Healthcare of Kent, LLC (Delaware)
Trilogy Healthcare of Kokomo, LLC (Delaware)
Trilogy Healthcare of Lafayette, LLC (Delaware)
Trilogy Healthcare of Lake, LLC (Delaware)
Trilogy Healthcare of Lapeer, LLC (Delaware)
Trilogy Healthcare of Lawrenceburg, LLC (Delaware)
Trilogy Healthcare of Lebanon, LLC (Delaware)
Trilogy Healthcare of Liberty Township (Delaware)
Trilogy Healthcare of Lima II, LLC (Delaware)
Trilogy Healthcare of Livingston, LLC (Delaware)
Trilogy Healthcare of Logansport, LLC (Delaware)
Trilogy Healthcare of Louisville East, LLC (Delaware)
Trilogy Healthcare of Louisville Northeast, LLC (Kentucky)
Trilogy Healthcare of Louisville Southwest, LLC (Delaware)
Trilogy Healthcare of Lowell, LLC (Delaware)
Trilogy Healthcare of Lucas, LLC (Delaware)
Trilogy Healthcare of Macomb, LLC (Delaware)
Trilogy Healthcare of Mercer, LLC (Delaware)
Trilogy Healthcare of Merrillville, LLC (Delaware)
Trilogy Healthcare of Miami, LLC (Delaware)
Trilogy Healthcare of Milford, LLC (Delaware)
Trilogy Healthcare of Montgomery II, LLC (Delaware)
Trilogy Healthcare of Montgomery, LLC (Delaware)
Trilogy Healthcare of Monticello II, LLC (Delaware)
Trilogy Healthcare of Monticello, LLC (Delaware)
Trilogy Healthcare of Morgan, LLC (Delaware)
Trilogy Healthcare of Muncie II, LLC (Delaware)
Trilogy Healthcare of Muncie, LLC (Indiana)
Trilogy Healthcare of Muskingum II, LLC (Ohio)
Trilogy Healthcare of Muskingum, LLC (Delaware)
Trilogy Healthcare of New Albany, LLC (Delaware)
Trilogy Healthcare of Noblesville, LLC (Delaware)
Trilogy Healthcare of North Baltimore, LLC (Delaware)
Trilogy Healthcare of Oakland II, LLC (Delaware)
Trilogy Healthcare of Oakland, LLC (Delaware)
Trilogy Healthcare of Oakwood, LLC (Delaware)
Trilogy Healthcare of Ottawa, LLC (Delaware)
Trilogy Healthcare of Petersburg, LLC (Delaware)
Trilogy Healthcare of Pickerington, LLC (Delaware)
Trilogy Healthcare of Porter, LLC (Delaware)
Trilogy Healthcare of Princeton, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
Trilogy Healthcare of Putnam II, LLC (Delaware)
Trilogy Healthcare of Putnam III, LLC (Delaware)
Trilogy Healthcare of Putnam, LLC (Delaware)
Trilogy Healthcare of Richmond, LLC (Indiana)
Trilogy Healthcare of River Oaks, LLC (Delaware)
Trilogy Healthcare of Romeo, LLC (Delaware)
Trilogy Healthcare of Sandusky, LLC (Minnesota)
Trilogy Healthcare of Scottsburg, LLC (Indiana)
Trilogy Healthcare of Seymour, LLC (Delaware)
Trilogy Healthcare of Shelbyville, LLC (Indiana)
Trilogy Healthcare of Spencer, LLC (Delaware)
Trilogy Healthcare of Springfield, LLC (Indiana)
Trilogy Healthcare of Stonebridge, LLC (Delaware)
Trilogy Healthcare of Sylvania, LLC (Delaware)
Trilogy Healthcare of Tell City, LLC (Delaware)
Trilogy Healthcare of Tiffin, LLC (Delaware)
Trilogy Healthcare of Tippecanoe II, LLC (Delaware)
Trilogy Healthcare of Tippecanoe, LLC (Delaware)
Trilogy Healthcare of Vanderburgh III, LLC (Delaware)
Trilogy Healthcare of Vanderburgh, LLC (Delaware)
Trilogy Healthcare of Vigo, LLC (Delaware)
Trilogy Healthcare of Vincennes, LLC (Delaware)
Trilogy Healthcare of Wabash, LLC (Delaware)
Trilogy Healthcare of Wood County Successor, LLC (Delaware)
Trilogy Healthcare Operations of Batesville, LLC (Indiana)
Trilogy Healthcare Operations of Greencastle, LLC (Indiana)
Trilogy Healthcare Operations of Madison, LLC (Delaware)
Trilogy Healthcare Operations of Muncie, LLC (Indiana)
Trilogy Healthcare Operations of New Castle, LLC (Indiana)
Trilogy Healthcare Operations of Richmond, LLC (Indiana)
Trilogy Healthcare Operations of Scottsburg, LLC (Indiana)
Trilogy Healthcare Operations of Shelbyville, LLC (Indiana)
Trilogy Healthcare Operations of Springfield II, LLC (Delaware)
Trilogy Healthcare Operations of Springfield, LLC (Indiana)
Trilogy Healthcare Real Estate of New Castle, LLC (Indiana)
Trilogy Investors, LLC (Delaware)
Trilogy Kalida Development, LLC (Delaware)
Trilogy Manor House Operations, LLC (Delaware)
Trilogy Manor House, LLC (Delaware)
Trilogy Mission RX, LLC (Delaware)
Trilogy NuScriptRx, LLC (Delaware)
Trilogy Opco, LLC (Delaware)
Trilogy Operations Monclova Villas, LLC (Delaware)
Trilogy Operations Romeo IL, LLC (Delaware)
Trilogy PCA Holdings, LLC (Delaware)
Trilogy Pro Services, LLC (Delaware)
Trilogy PropCo Finance, LLC (Delaware)
Trilogy PropCo II Finance A, LLC (Delaware)
Trilogy PropCo II Finance B, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
Trilogy PropCo II Finance C, LLC (Delaware)
Trilogy PropCo II, LLC (Delaware)
Trilogy PropCo Master Tenant I, LLC (Delaware)
Trilogy PropCo Master Tenant IV, LLC (Delaware)
Trilogy PropCo Tenant of Daviess, LLC (Delaware)
Trilogy PropCo Tenant of Hamilton, LLC (Delaware)
Trilogy PropCo Tenant of Kendallville, LLC (Delaware)
Trilogy PropCo Tenant of Louisville Northeast, LLC (Delaware)
Trilogy PropCo Tenant of Lowell, LLC (Delaware)
Trilogy PropCo Tenant of Macomb, LLC (Delaware)
Trilogy PropCo Tenant of Monticello, LLC (Delaware)
Trilogy PropCo Tenant of Vanderburgh, LLC (Delaware)
Trilogy Property Holdings, LLC (Delaware)
Trilogy Real Estate Anderson, LLC (Delaware)
Trilogy Real Estate Ann Arbor, LLC (Delaware)
Trilogy Real Estate Bedford, LLC (Delaware)
Trilogy Real Estate Bellevue, LLC (Delaware)
Trilogy Real Estate Bethesda, LLC (Delaware)
Trilogy Real Estate Boonville, LLC (Delaware)
Trilogy Real Estate Bowling Green, LLC (Delaware)
Trilogy Real Estate Bullitt, LLC (Delaware)
Trilogy Real Estate Butler II, LLC (Delaware)
Trilogy Real Estate Butler, LLC (Delaware)
Trilogy Real Estate Clark, LLC (Delaware)
Trilogy Real Estate Clermont, LLC (Delaware)
Trilogy Real Estate Cloister, LLC (Delaware)
Trilogy Real Estate Columbus, LLC (Delaware)
Trilogy Real Estate Creasy Springs, LLC (Delaware)
Trilogy Real Estate Cynthiana, LLC (Delaware)
Trilogy Real Estate Delphos, LLC (Delaware)
Trilogy Real Estate East Lansing, LLC (Delaware)
Trilogy Real Estate Evansville RP, LLC (Delaware)
Trilogy Real Estate Fairfield, LLC (Delaware)
Trilogy Real Estate Fayette II, LLC (Delaware)
Trilogy Real Estate Fayette III, LLC (Delaware)
Trilogy Real Estate Fayette, LLC (Delaware)
Trilogy Real Estate Ferdinand II, LLC (Delaware)
Trilogy Real Estate Franklin III, LLC (Delaware)
Trilogy Real Estate Fremont, LLC (Delaware)
Trilogy Real Estate Gahanna, LLC (Delaware)
Trilogy Real Estate Greensburg, LLC (Delaware)
Trilogy Real Estate Greenville II, LLC (Delaware)
Trilogy Real Estate Greenville, LLC (Delaware)
Trilogy Real Estate Hamilton III, LLC (Delaware)
Trilogy Real Estate Hancock II, LLC (Delaware)
Trilogy Real Estate Hancock, LLC (Delaware)
Trilogy Real Estate Hanover II, LLC (Delaware)
Trilogy Real Estate Hanover, LLC (Delaware)
Trilogy Real Estate Harrison, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
Trilogy Real Estate Hilliard, LLC (Delaware)
Trilogy Real Estate Howell, LLC (Delaware)
Trilogy Real Estate Huron II, LLC (Delaware)
Trilogy Real Estate Huron, LLC (Delaware)
Trilogy Real Estate Illinois, LLC (Delaware)
Trilogy Real Estate Indiana II, LLC (Delaware)
Trilogy Real Estate Indiana III, LLC (Delaware)
Trilogy Real Estate Investment Trust (Maryland)
Trilogy Real Estate Jasper II, LLC (Delaware)
Trilogy Real Estate Jasper, LLC (Delaware)
Trilogy Real Estate Jefferson-SB, LLC (Delaware)
Trilogy Real Estate Kent II, LLC (Delaware)
Trilogy Real Estate Kent, LLC (Delaware)
Trilogy Real Estate Kentucky II, LLC (Delaware)
Trilogy Real Estate Kentucky III, LLC (Delaware)
Trilogy Real Estate Kentucky V, LLC (Delaware)
Trilogy Real Estate Kentucky, LLC (Delaware)
Trilogy Real Estate Kokomo, LLC (Delaware)
Trilogy Real Estate Kosciusko, LLC (Delaware)
Trilogy Real Estate Lafayette II, LLC (Delaware)
Trilogy Real Estate Lima II, LLC (Delaware)
Trilogy Real Estate Lowell, LLC (Delaware)
Trilogy Real Estate Macomb II, LLC (Delaware)
Trilogy Real Estate Macomb, LLC (Delaware)
Trilogy Real Estate Madison, LLC (Delaware)
Trilogy Real Estate Mercer, LLC (Delaware)
Trilogy Real Estate Merrillville, LLC (Delaware)
Trilogy Real Estate Monclova Villas, LLC (Delaware)
Trilogy Real Estate Monclova, LLC (Delaware)
Trilogy Real Estate Montgomery II, LLC (Delaware)
Trilogy Real Estate Montgomery, LLC (Delaware)
Trilogy Real Estate Morgan, LLC (Delaware)
Trilogy Real Estate Muncie (Delaware)
Trilogy Real Estate New Albany, LLC (Delaware)
Trilogy Real Estate Noblesville, LLC (Delaware)
Trilogy Real Estate Northpointe, LLC (Delaware)
Trilogy Real Estate Novi, LLC (Delaware)
Trilogy Real Estate Oakland, LLC (Delaware)
Trilogy Real Estate Oakwood, LLC (Delaware)
Trilogy Real Estate of Allen, LLC (Delaware)
Trilogy Real Estate of Battle Creek, LLC (Delaware)
Trilogy Real Estate of Commerce, LLC (Delaware)
Trilogy Real Estate of Darke, LLC (Delaware)
Trilogy Real Estate of Elkhart, LLC (Delaware)
Trilogy Real Estate of Ferdinand, LLC (Delaware)
Trilogy Real Estate of Findlay, LLC (Delaware)
Trilogy Real Estate of Genoa, LLC (Delaware)
Trilogy Real Estate of Goshen, LLC (Delaware)
Trilogy Real Estate of Grand Blanc, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
Trilogy Real Estate of Jackson, LLC (Delaware)
Trilogy Real Estate of Kalida, LLC (Delaware)
Trilogy Real Estate of Lafayette, LLC (Delaware)
Trilogy Real Estate of Lake, LLC (Delaware)
Trilogy Real Estate of Lapeer, LLC (Delaware)
Trilogy Real Estate of Lebanon, LLC (Delaware)
Trilogy Real Estate of Logansport, LLC (Delaware)
Trilogy Real Estate of Perry, LLC (Delaware)
Trilogy Real Estate of Porter, LLC (Delaware)
Trilogy Real Estate of Seymour, LLC (Delaware)
Trilogy Real Estate of Spencer, LLC (Delaware)
Trilogy Real Estate of Vincennes, LLC (Delaware)
Trilogy Real Estate of West Lafayette, LLC (Delaware)
Trilogy Real Estate Ohio, LLC (Delaware)
Trilogy Real Estate Okemos, LLC (Delaware)
Trilogy Real Estate Ottawa, LLC (Delaware)
Trilogy Real Estate Petersburg, LLC (Delaware)
Trilogy Real Estate Porter II, LLC (Delaware)
Trilogy Real Estate Putnam II, LLC (Delaware)
Trilogy Real Estate Romeo II, LLC (Delaware)
Trilogy Real Estate Romeo, LLC (Delaware)
Trilogy Real Estate Seneca, LLC (Delaware)
Trilogy Real Estate Sylvania, LLC (Delaware)
Trilogy Real Estate Vanderburgh III, LLC (Delaware)
Trilogy Real Estate Vigo, LLC (Delaware)
Trilogy Real Estate White Oaks II, LLC (Delaware)
Trilogy Rehab Services, LLC (Delaware)
Trilogy REIT Holdings, LLC (Delaware)
Trilogy RER, LLC (Delaware)
Trilogy Sky, LLC (Delaware)
Trilogy Healthcare of Beavercreek, LLC (Delaware)
Trilogy Real Estate Beavercreek, LLC (Delaware)
Trilogy Healthcare of Circleville, LLC (Delaware)
Trilogy Real Estate Circleville, LLC (Delaware)
Trilogy Healthcare of Lancaster, LLC (Delaware)
Trilogy Real Estate Lancaster, LLC (Delaware)
Trilogy Healthcare of Washtenaw, LLC (Delaware)
Trilogy Real Estate Washtenaw, LLC (Delaware)
Trilogy Healthcare of Holland, LLC (Delaware)
Trilogy Real Estate Holland, LLC (Delaware)
Trilogy Healthcare of Hudsonville, LLC (Delaware)
Trilogy Real Estate Hudsonville, LLC (Delaware)
Trilogy Healthcare of Portage, LLC (Delaware)
Trilogy Real Estate Portage, LLC (Delaware)
Trilogy Healthcare of Kalamazoo, LLC (Delaware)
Trilogy Real Estate Kalamazoo, LLC (Delaware)
Trilogy Healthcare of Muskegon, LLC (Delaware)
Trilogy Real Estate Muskegon, LLC (Delaware)
Trilogy Real Estate LaGrange, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 25, 2021
Trilogy Healthcare of LaGrange, LLC (Delaware)
Trilogy Real Estate Forest Springs, LLC (Delaware)
Trilogy Real Estate White Oaks, LLC (Delaware)
Trilogy Dialysis, LLC (Delaware)
Arlington Dialysis, LLC (Delaware)
Trilogy Real Estate Corydon, LLC (Delaware)
RHS Dialysis, LLC (Delaware)
Synchrony Pharmacy, LLC (Delaware)
Trilogy Real Estate Delphos II, LLC (Delaware)
Trilogy Real Estate Kendallville, LLC (Delaware)
Trilogy Real Estate Lima, LLC (Delaware)
Trilogy Real Estate Springfield, LLC (Delaware)
Trilogy Real Estate Sylvania II, LLC (Delaware)
Trilogy Real Estate Union Township, LLC (Delaware)
Synchrony Lab Services, LLC (Delaware)